SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM 8-K

                               ------------------

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 6, 2006

                               ------------------

                                 OMI CORPORATION
               (Exact Name of Registrant as Specified in Charter)

                               ------------------

      MARSHALL ISLANDS                 000-14135                 52-2098714
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)


        ONE STATION PLACE, STAMFORD,                                  06902
                CONNECTICUT                                        (Zip Code)
  (Address of Principal Executive Offices)

                                 (203) 602-6700
              (Registrant's telephone number, including area code)

          (Former Name or Former address, if Changed Since Last Report)

                               ------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

OMI announced in its June 6, 2006 press release that its Board of Directors has declared a dividend on its common stock of $0.10 per share, payable on July 5, 2006 to holders of record on June 21, 2006.

The press release is furnished herewith as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release, dated June 6, 2006 press release that its Board of Directors has declared a dividend on its common stock of $0.10 per share, payable on July 5, 2006 to holders of record on June 21, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 6, 2006       By:   /s/ Craig H. Stevenson, Jr.
      ------------             ------------------------------------
                               Craig H. Stevenson, Jr. Chairman
                               of the Board and Chief Executive
                               Officer


Date: June 6, 2006       By:   /s/ Kathleen C. Haines
      ------------             ------------------------------------
                               Kathleen C. Haines
                               Senior Vice President, Chief
                               Financial Officer and Treasurer

                                  EXHIBIT INDEX

The following Exhibit is being filed with this report.

Exhibit No.    Description
-----------    -----------

99.1 Press release, dated June 6, 2006 press release that its Board of Directors has declared a dividend on its common stock of $0.10 per share, payable on July 5, 2006 to holders of record on June 21, 2006.